UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 17, 2006

                                HEMOBIOTECH, INC.
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               (Exact Name of Company as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                                                 33-0995817
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(Commission File Number)                (IRS Employer Identification No.)

     14221 DALLAS PARKWAY, SUITE 1400
     DALLAS, TEXAS                                       75254
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(Address of Principal Executive Offices)              (Zip Code)

                                 (214) 540-8415
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                (Company's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.        REGULATION FD DISCLOSURE

        On July 17, 2006, HemoBioTech, Inc., a Delaware corporation (the "Company"), issued a press release announcing the exercise of an aggregate since October 2004 of 5,156,035 Class A Warrants at an exercise price of $1.06 per share of common stock, resulting in aggregate gross proceeds of $5,465,397.

        A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 7.01.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits.

Exhibit No.     Description
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99.1            Press Release issued by HemoBioTech, Inc. on July 17, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HEMOBIOTECH, INC.


Date: July 18, 2006                 By: /s/ Mark J. Rosenblum
                                        ----------------------------
                                        Name: Mark J. Rosenblum
                                        Title: Chief Financial Officer
                                               and Secretary


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                                 EXHIBIT INDEX


Exhibit No.     Description
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99.1            Press Release issued by HemoBioTech, Inc. on July 17, 2006.